UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                November 4, 2004
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                                 Date of Report
                        (Date of earliest event reported)


                               ZYMOGENETICS, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Washington                  000-33489                91-1144498
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 (State or Other Jurisdiction    (Commission File No.)      (IRS Employer
        of Incorporation)                                 Identification No.)


          1201 Eastlake Avenue East, Seattle, Washington     98102-3702
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          (Address of Principal Executive Offices, including Zip Code)


                                 (206) 442-6600
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On November 4, 2004, ZymoGenetics, Inc. issued a press release announcing its financial results for the third quarter and nine months ended September 30, 2004. The full text of the press release is set forth in Exhibit 99.1 attached hereto. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

The information in this Current Report on Form 8-K, including the exhibits, will not be treated as "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into any filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly incorporates this information by reference.


Item 9.01. Financial Statements and Exhibits.

  (c)   99.1       Press Release dated November 4, 2004.


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                                    SIGNATURE


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ZYMOGENETICS, INC.



Dated:  November 8, 2004                By    /s/ James A. Johnson
                                        ---------------------------------
                                                  James A. Johnson
                                                  Chief Financial Officer

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